EXHIBIT 10 (ww)


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                                   ----------

                             THE TIREX CORPORATION

                                   ----------

                            PURCHASE RIGHTS AGREEMENT

      Purchase Rights Agreement, made this 9th day of October 1998, between:

                                ENERCON America Distribution Limited
                                540 Tansy Lane
                                Westerville, Ohio 43081
                                                        (the "Operator")
                                            and


                                The Tirex Corporation
                                740 St. Maurice, Suite 201
                                Montreal, Quebec
                                Canada H3C 1L5
                                                        (the "Manufacturer")

      Whereas, the Manufacturer and the Operator are parties to certain equipment lease and purchase agreements, of even date herewith (the "Equipment Lease and Purchase Agreements"), between the Manufacturer and the Operator respecting the sale by the Manufacturer and the Purchase by the Operator of the "Purchased Equipment" and the operating lease, between the Manufacturer, as lessor, and the Operator, as lessee (the "Operating Lease"), respecting the "Leased Equipment", as those terms are defined in the said Equipment Lease and Purchase Agreements.

      Whereas, Section 4 of each of the respective Equipment Lease and Purchase Agreements contains the terms and provisions of the respective Operating Leases, with Subparagraphs 4.2.2 (b) of each of such Agreements providing to the Operator the sole and exclusive right to extend the terms of the Operating Leases yearly, on a perpetual basis, at a reduced rental rate, or to terminate the said Operating Leases upon 90 days written notice to the Manufacturer.

      Whereas, the Operator wishes to have, and the Manufacturer has agreed to grant to the Operator, the right to purchase the Leased Equipment in the event that a voluntary or involuntary petition is filed by or against the Manufacturer under Chapter 7 of the United States Bankruptcy laws having for its purpose and adjudication of the Manufacturer a bankrupt and the liquidation of the Manufacturer's assets pursuant thereto.

      Now, Therefore, in consideration for the premises and the mutual promises made herein and in the Equipment Lease and Purchase Agreements, it is agreed as follows:


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1. Definitions

      1.1 "Manufacturer" shall mean The Tirex Corporation and its successors and assigns.

      1.2 "Operator" shall mean ENERCON America Distribution Limited and all other corporations, partnerships, or other entities, now or in the future controlled by, under common control with, or in control of, ENERCON America Distribution Limited, jointly and severally.

      1.3 All other Capitalized terms used herein and not otherwise defined shall have the respective meanings attributed thereto in the Equipment Lease and Purchase Agreements.

2. Operator's Right to Purchase Leased Equipment

      2.1 To the extent permitted under applicable bankruptcy laws and regulations, the Manufacturer hereby grants to the Operator the right to purchase the Leased Equipment in the event that a voluntary or involuntary petition is filed by or against the Manufacturer under Chapter 7 of the United States Bankruptcy laws having for its purpose the adjudication of the Manufacturer as a bankrupt and the liquidation of the Manufacturer's assets pursuant thereto, in which event:

      (a)   The   Manufacturer   shall,   within  five  business  days  of  such
            occurrence, give written notice thereof to the Operator;

      (b) The Operator shall, within five business days of receipt of the above described notice, advise the Manufacturer whether or not it wishes to purchase the Leased Equipment.

3. Purchase Price

      The purchase price for the Leased Equipment shall be the greater of: (i) seven hundred fifty thousand United States dollars (US $750,000) less $10,000 for each monthly rental payment (including $12,500 initial term payments and $6,250 extended term payments) that Operator shall theretofore have paid under the Operating Lease; or (ii) $50,000.

6. Assignment

      6.1 This Purchase Rights Agreement may not be assigned by the Operator except as part of the assignment of the Equipment Lease and Purchase Agreement, which may only be assigned pursuant to the express written consent of the Manufacturer, and any such assignment shall not relieve the Operator of its obligations hereunder unless expressly waived in writing by the Manufacturer.

      6.2 This Purchase Rights Agreement may be transferred, assigned, pledged, or hypothecated by the Manufacture as part of the sale of its business or otherwise.


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7. Notices

      All notices required or permitted to be given hereunder shall be mailed by certified mail, or delivered by hand or by recognized overnight courier to the party to whom such notice is required or permitted to be given hereunder at the address set forth above for such party, in all cases with written proof of receipt required. Any such notice shall be deemed to have been given when received by the party to whom notice is given, as evidenced by written and dated receipt of the receiving party. Either party may change the address to which notice to it is to be addressed, by written notice to the other party, as provided herein.

8. Binding Effect.

      8.1 This Purchase Rights Agreement shall bind and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns, provided, however, that this Agreement cannot be assigned by the Operator except in accordance with Section 6.1 hereof. Nothing herein expressed or implied is intended or shall be construed to confer upon or to give any person, firm or corporation other than the parties hereto and their respective legal representatives, successors and assigns any rights or benefits under or by reason of this Agreement.

9. Further Assurances

      At any time, and from time to time, after the execution of this Agreement, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

10. Waiver

      Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

11. Brokers

      Neither party has employed any brokers or finders with regard to this Agreement, unless otherwise described in writing to all parties hereto.

12. Headings

      The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

13. Governing Law

      This Agreement shall be governed by the laws of the State of Delaware.


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14 Entire Agreement

      This Agreement and the premises and mutual promises in the Equipment Lease and Purchase Agreement constitute the entire agreement of the parties covering everything agreed upon or understood with respect to the Operator's rights to purchase the Leased Equipment. There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof.

15. Severability

      If any part of this Agreement is deemed to be unenforceable the balance of this Agreement shall remain in full force and effect.

16. Publicity

      All notices to third parties and all other publicity concerning the transactions contemplated by this Agreement shall be subject to the prior approval of counsel to the Manufacturer.

17. Counterparts

      This Agreement may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one Agreement.

      In Witness Whereof, the parties hereto have caused this Purchase Rights Agreement to be executed the day and year first above written.

                              ENERCON AMERICA DISTRIBUTION LIMITED

                              By /s/ David L. Holmes
          `                      ---------------------------------
                                 David L. Holmes, President

                              THE TIREX CORPORATION

                              By /s/ Terence C. Byrne
                                 ---------------------------------
                                 Terence C. Byrne, President


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